U.S.  SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549
                               __________________



                                     FORM  8-K
                                 CURRENT  REPORT
          Pursuant  to  Section  13  or  15(d)  of  the  Securities  Act of 1934



Date  of  Report  (Date  of  earliest  event  reported):  JULY  23,  2002
                                                          ------------------


                        KOALA  INTERNATIONAL  WIRELESS  INC.
                        ---------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

          NEVADA                  0-32479                76-0616468
          ------                 --------               -----------
    (State  or  other          (Commission            (IRS  employer
       Jurisdiction            file  number)          Identification
     of  incorporation)                                    Number)

           141  757  WEST  HASTINGS  STREET,  SUITE  676
           VANCOUVER,  BRITISH  COLUMBIA,  CANADA         V6C  1A1
           --------------------------------------         --------
        (Address  of  principal  executive  offices)     (Zip  Code)


Registrants  telephone  number,  including  area  code:(604)-681-7806
                                                       ----------------


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ITEM  5.  Other  Events

Effective July 23, 2002, the Company accepted the voluntary resignation of Michael Johnston from his position as Director and President of the Company. Effective July 23, 2002, the
Company accepted the voluntary resignation of Robert Vivacqua from his position as Director and Secretary of the Company.

The Company is pleased to announce that Christine Cerisse has accepted her appointment as
President  and  Secretary  of  the  Company,  on  an  interim  basis.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      KOALA  INTERNATIONAL  WIRELESS  INC.


August 21, 2002                                    By:  /s/ Christine M. Cerisse
------------------                                      ------------------------
         (Date)                                    Name:      Christine  Cerisse
                                                        ----------------------
                                                   Its:       President
                                                        ----------------------


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